Net Debt - Summary of Net Debt Balance and Gearing Ratio (Detail) - USD ($) $ in Millions	Jun. 30, 2019	Jun. 30, 2018	Jun. 30, 2017
Interest bearing liabilities, Current
Bank loans	$ 508	$ 308
Notes and debentures	1,002	2,228
Finance leases	65	77
Bank overdraft and short-term borrowings	20	58	$ 45
Other	66	65
Total interest bearing liabilities	1,661	2,736
Less cash and cash equivalents
Cash	2,210	1,065
Short-term deposits	13,403	14,806
Total cash and cash equivalents	15,613	15,871	$ 14,153
Interest bearing liabilities, Non-current
Bank loans	1,990	2,247
Notes and debentures	20,527	21,070
Finance leases	650	725
Bank overdraft and short-term borrowings	0	0
Other		27
Total interest bearing liabilities	23,167	24,069
Net debt	9,215	10,934
Net assets	$ 51,824	$ 60,670
Gearing	15.10%	15.30%